EXHIBIT 10.17
                                  -------------


                              SETTLEMENT AGREEMENT
                              --------------------

                                       AND
                                       ---

                           MUTUAL AND GENERAL RELEASE
                           --------------------------


     This Settlement Agreement and Mutual and General Release (the "Settlement Agreement") is made and entered into effective this 17th day of April, 2001, by and between Plaintiffs, Pacific Industrial Partners, a California limited liability company ("Plaintiff PIP" or "Pacific Industrial Partners"), BHIS, Inc., a California corporation ("Plaintiff BHIS" or "BHIS"), Robert Neal, an individual ("Plaintiff Neal" or "Mr. Neal"), Adam Milstein, an individual ("Plaintiff Milstein" or "Mr. Milstein"), David Hager, an individual ("Plaintiff Hager" or "Mr. Hager"), and Allan Davidov, an individual ("Plaintiff Davidov" or "Mr. Davidov") (collectively, "Plaintiffs"), and each of them, on the one part, and Defendants, Worldwide Wireless Networks, Inc., a Nevada corporation, doing business as Global Pacific Internet and formerly doing business as Pacific Link Internet, Inc. ("Defendant WWN" or "Worldwide Wireless"), Jack Tortorice, an individual ("Defendant Tortorice" or "Mr. Tortorice"), Thomas J. Rotert, an individual ("Defendant Rotert" or "Mr. Rotert"), Charles "Cliff" Bream, an individual ("Defendant Bream" or "Mr. Bream"), Dennis Shen, an individual ("Defendant Shen" or "Mr. Shen"), and John Clayton, an individual, doing business as Mutual Ventures and as Principal Holdings ("Defendant Clayton" or "Mr. Clayton") (collectively, "Defendants"), and each of them, on the other part (Plaintiffs and Defendants are jointly referenced as the "Parties"), directly, for and on behalf of their predecessors, agents, servants, employers, employees, owners, shareholders, controlling persons, officers, directors, partners, associates, attorneys, representatives, successors, assigns, heirs, spouses, former spouses, non-marital partners, agencies, firms, brokers, appraisers, associations, partnerships, limited liability partnerships, limited liability companies and corporations, and insurers, and each and all of them, as appropriate in context, and is based upon the following Recitals:


                                R E C I T A L S
                                ---------------

     1. Plaintiffs constitute two separate groups of investors who, for business purposes, jointly engaged in certain activities in contemplation of entering into a definitive agreement with Defendant WWN to loan funds to Defendant WWN and for a potential investment in the company. Plaintiffs BHIS and Davidov ("BHIS/Davidov") comprise one separate investor group, and Plaintiffs Neal, Milstein and Hager ("Neal/Milstein/Hager") comprise the members of the second and separate investor group. Defendant WWN is a Nevada corporation engaged in the business of wireless services. Defendants Tortorice, Rotert, Bream and Shen are present or former directors of Defendant WWN, and Defendant Clayton is a shareholder in Defendant WWN.

     2. Disputes have arisen between the Plaintiffs and the Defendants arising out of the negotiation of a contemplated convertible loan agreement, a related letter of intent, and the proposed definitive final agreement for the advancement of funds by Plaintiffs to Defendant WWN, including the right and ability of Plaintiffs to obtain repayment of the convertible loan through the acquisition of stock in Defendant WWN. Defendant WWN, with the approval and/or authorization of the remaining Defendants (among others), terminated discussions with Plaintiffs regarding the convertible loan agreement. Plaintiffs dispute Defendants' entitlement to terminate the contemplated transaction, and claim to have incurred monetary damages as a consequence of the Defendants' actions.

     3. The disputes between the Parties have become the subject of a pending lawsuit titled Pacific Industrial Partners, et al. v. Worldwide Wireless
                       ---------------------------------------------------------
Networks, Inc., et al., Case No. 00CC08241, pending before the Superior Court of
----------------------
the State of California, County of Orange (the "Litigation"). In the Litigation, Plaintiffs seek recovery of damages from the Defendants for breach of contract, breach of the implied covenant of good faith and fair dealing, promissory estoppel, intentional interference with existing contract, negligent interference with existing contract and negligent misrepresentation. Defendants, in turn, deny Plaintiffs' claims, and each of them, and the Defendants have filed an Answer to the First Amended Complaint denying all claims and causes of action of the Plaintiffs, and asserting Affirmative Defenses to contest any entitlement of the Plaintiffs, or any one or more of them, for relief from the Defendants. The Litigation is presently scheduled for trial on May 29, 2001.

     4. Notwithstanding the disputes, claims and defenses between the Plaintiffs and the Defendants, the Parties have agreed to a negotiated resolution of the Litigation, and of all claims and disputes between them, in lieu of facing the time, expense and uncertainty of further civil litigation proceedings. Without any admission by any party in the Litigation, Plaintiffs and Defendants have agreed on certain specified consideration, as specifically recited in this Settlement Agreement, for a resolution of all claims and disputes, including those brought or which could have been brought in the Litigation. In exchange and as further consideration, the Parties have also agreed to extend to one another full and complete releases of all claims, whether known or unknown, as between them. The Parties have elected to document their settlement through one Settlement Agreement, notwithstanding the two separate groups of Plaintiffs and the number of separate Defendants, for sake of clarity and to assure the sufficiency of the Stipulated Judgment provided for Defendants' performance.


     NOW, THEREFORE, in consideration of the terms, conditions and covenants recited, the Parties agree as follows:

                                A G R E E M E N T
                                -----------------


    1.    Nature  of  Agreement
          ---------------------

          This Settlement Agreement constitutes a fully executed settlement instrument, and a release of all known and unknown claims by each of the Plaintiffs against each of the Defendants, and by each of the Defendants against each of the Plaintiffs, including the disputes, controversies, and allegations referenced in the Recitals and in the Litigation. It is intended by the Parties, and each of them, to reflect a global resolution, settlement and release of all claims between Plaintiffs and Defendants, whether known or unknown, contingent or pending, of any kind or description, with the exception of the Plaintiffs' and Defendants' performance obligations under this Settlement Agreement.

     2.   Terms  of  Agreement  and  Release
          ----------------------------------

          2.1  Consideration
                -------------

               The Parties, and each of them, have agreed to the following consideration for a full and complete settlement of the matters in dispute between them, including (but not limited to) the matters referenced in the Recitals and which were or could have been asserted in the Litigation. The Parties have agreed to release their claims against each other relating to the Litigation and the matters described, with the release of Plaintiffs' claims against Defendants being subject to the condition that Defendants fully perform on all payments and consideration, and the Plaintiffs' and Defendants' releases of each other being subject to the condition that each of them fully comply with all provisions of this Settlement Agreement. In regard to the subject matter of the Recitals and Litigation, and all matters recited in this Settlement Agreement, all further rights and interests of the Parties will be governed by the terms of this Settlement Agreement.

               2.1.a     Monetary  Consideration
                         -----------------------

                         The  principal  sum of One Hundred and Fifteen Thousand
and No/100ths Dollars ($115,000.00) will be paid by Defendants to Plaintiffs as part of the consideration for this Settlement Agreement. The sum will be paid as follows: (1) at the time of full execution of this Settlement Agreement, Defendants shall tender to Plaintiffs, through their attorneys of record in the Litigation, the sum of Seventy Thousand and No/100ths Dollars ($70,000.00) by check made payable to Paul, Hastings, Janofsky & Walker Trust Account, said sum to be divided equally between the two separate investor groups comprising the Plaintiffs in this proceeding or allocated in whatever fashion decided among the Plaintiffs; and (2) a Promissory Note ("Note") for the balance of Forty-Five Thousand and No/100ths Dollars ($45,000.00) shall, pursuant to Section 2.1.b, be executed by Defendant WWN and tendered at the time of full execution of this Settlement Agreement to Plaintiffs, through their attorneys of record in the Litigation, which Note shall be secured by Stipulated Judgment in accordance with Section 2.1.c.

               2.1.b     Promissory  Note
                         ----------------

                         Pursuant  to Section 2.1.a, Defendant WWN shall execute
and tender to Plaintiffs, concurrently with the full execution of this Settlement Agreement, an executed original Promissory Note ("Note"), a true and correct copy of which is appended as Exhibit "A". The Note shall provide for the payment of the $45,000.00 outstanding sum (as per Section 2.1.a) by Defendant WWN within nine (9) months of the execution of the Settlement Agreement, with interest to accrue at eight percent (8%) per annum, subject to Defendant WWN's right to prepay the Note at any time within six (6) months of execution for the reduced sum of Thirty-Five Thousand and No/100ths Dollars ($35,000.00) and to receive a discount of Ten Thousand Dollars and No/100ths Dollars ($10,000.00) of the principal balance and of the accrued interest on the discounted sum. The obligations of Defendant WWN pursuant to the Note shall be secured through a Stipulation for Entry of Judgment pursuant to Section 2.1.c. Plaintiffs agree to cancel and return the original Note marked as "paid in full" to Defendant WWN after Defendants satisfy the Note.

               2.1.c     Stipulation  for  Entry  of  Judgment
                         -------------------------------------

                         As  security  for Defendants' performance in accordance
with Section 2.1.b, Defendants WWN, Tortorice, Rotert, Bream and Shen, and each of them, will execute a Stipulation for Entry of Judgment ("Stipulation") agreeing to pay the sum of $45,000.00 plus accrued interest then due and owing upon any default by Defendant WWN, and if, following notice (pursuant to Section 2.1.f), Defendant WWN fails to timely cure the default thereunder. Attached as Exhibit "B" is a true and correct copy of the Stipulation. Upon the occurrence of the default, and following notice and the failure to timely cure referenced above, Plaintiffs, and each of them, may file, enter and enforce this Stipulation upon ex part notice and without the necessity of further notice, but such entry and enforcement shall be limited to the extent of the deficiency in the amount paid by Defendant WWN to Plaintiffs on the Note, including then-outstanding principal, accrued but unpaid interest, and attorney's fees and costs incurred in connection with such entry and enforcement. Once Defendants have fully performed pursuant to the provisions of Sections 2.1.a and 2.1.b, Plaintiffs shall return to Defendants, through their designated attorneys, the original unfiled Stipulation.

               2.1.d     Share  Consideration
                         --------------------

                         Defendants  further  covenant  and  agree  to convey to
Plaintiffs, Four Hundred Thousand (400,000) shares of Defendant WWN common stock, said shares to be freely tradeable and subject to no restrictions, said shares to be issued as follows: (a) Two Hundred Thousand (200,000) shares to be issued to Pacific Industrial Partners, a California limited liability company;
(b) Thirty-Three Thousand Three Hundred and Thirty-Three (33,333) shares to be issued to Uri Halfon, individually; (c) Thirty-Three Thousand Three Hundred and Thirty-Three (33,333) shares to be issued to Mike Davidov, individually; (d)
Thirty-Three Thousand Three Hundred and Thirty-Three (33,333) shares to be issued to Uri Zahavi, individually; (e) Eighty-Four Thousand and One (84,001) shares to be issued to Misuma Investment, LLC; and (f) Sixteen Thousand (16,000) shares to be issued to Gil Priel, individually. Plaintiffs, and each of them, consent to the allocation of the share consideration pursuant to this provisionSaid shares are to be conveyed by Defendants within ten (10) business days following the full execution of the Settlement Agreement.

               2.1.e     Warrant  Consideration
                         ----------------------

                         Defendant  WWN will convey to Plaintiffs, through their
and in the name of their designees, warrants totaling One Million (1,000,000) shares of the common stock of Defendant WWN, to be conveyed and priced as follows: (a) 250,000 warrants to be conveyed at the time of the final execution of this Settlement Agreement, the pricing of the warrants to be determined by the average trading price over the ninety (90) day period preceding execution;
(b)  thereafter, an additional 250,000 warrants every ninety (90) days for three
(3) quarters, with the pricing of each warrant to reflect the preceding 90-day average trading price; and (c) each warrant certificate shall be required to be exercised within eleven (11) months after issuance, absent which the warrant will expire. The warrants shall be provided in four Warrant Certificates which shall be in the form of Exhibit "C". The shares which are the subject of the Warrant Certificates shall be registered by Defendant WWN as part of an amendment to the recently filed SB-2, and Defendant WWN will exercise best efforts to obtain approval of an amendment to the existing SB-2; alternatively, said shares shall be registered as part of a further registration within nine
(9)  months  of  the  execution  of  this  Settlement  Agreement.

               2.1.f     Notice-and-Cure  on  Installments
                         ---------------------------------

                         In  the  event  consideration is not timely received by
Plaintiffs as recited in Sections 2.1.b and 2.1.c, a written Notice of Default will be issued by facsimile to Defendants and their designated counsel in this Settlement Agreement requiring a cure within ten (10) business days from the date of receipt of the telecopied notice (the "Cure Period"). In the event Defendants fail to timely cure the late installment within the Cure Period, Plaintiffs may, at their election, declare the Settlement Agreement in default, accelerate all sums due and exercise all remedies pursuant to this Settlement
Agreement, including filing of the Stipulation and entry of Judgment. This notice-and-cure process will also be followed by Plaintiffs and Defendants as to all other terms of the Settlement Agreement and a breach by Plaintiffs, or one of them, or Defendants, or one of them.

               2.1.g     Dismissal  of  Litigation
                         -------------------------

                         Plaintiffs agree and shall, following full execution of
this Settlement Agreement and receipt of the consideration (delivery of the cash payment, Note, shares of Defendant WWN stock and Warrant Certificate referenced above) from Defendants pursuant to Section 2.1, file and serve a Request for Dismissal, with prejudice, of the Litigation.

          2.2  Representations  and  Warranties
               --------------------------------

               The Parties warrant that they have not assigned, conveyed or transferred, or purported to assign, convey or transfer to any person, firm or corporation, or entity of any other kind of description, either voluntarily or involuntarily, any claim, cause of action, or right based on, or arising out of, or in connection with any matter, fact, or anything described or referred to in the Recitals or in the referenced Litigation. To the extent any party has assigned or transferred any claim, cause of action, or right based on or arising out of these matters, whether voluntarily or involuntarily, or otherwise breached this warranty, said party agrees to defend, indemnify and hold harmless each and all other Parties and their predecessors, successors, assigns, representatives, trustees, directors, controlling persons, officers, spouses, former spouses, agencies, shareholders, beneficiaries, agents, employees, insurers, receivers, attorneys, and each of them, from and against any claim, demand, debt, liability, account, obligation, cost, damage expense, lien, action or cause of action (including payment of legal fees and costs) based on or arising out of, or in connection with, any such transfer, conveyance or assignment, or the purported or claimed transfer, conveyance or assignment.

          2.3  Release  of  Claims
               -------------------

               In consideration for this Settlement Agreement and the terms recited, Plaintiffs hereby release Defendants, and Defendants hereby release Plaintiffs, and each releases their respective predecessors, agents, servants, employers, employees, owners, shareholders, officers, directors, controlling persons, partners, associates, attorneys, representatives, assigns, heirs, spouses, former spouses, agencies, firms, brokers, appraisers, associations, partnerships, limited liability partnerships, limited liability companies and corporations, and their insurance companies, and each and all of them, of and from any and all obligations, liability, guarantees, actions, causes of action, damages, judgments, executions, debts, costs, expenses, attorney fees, taxes, liens, notes, securities, stocks, bonds, investments, claims, and demands whatsoever under the laws of the State of California, and of any other state of the United States and/or the United States of America and the laws of any other nation, country, territory or jurisdiction, for, from, upon, under, on account of, growing or arising out of, or related to any and all acts, transactions, and occurrences, including, but not limited to, all acts, transactions and occurrences referenced in the Recitals and in the Litigation, and any and all obligations, contracts, liabilities, guarantees, actions, causes of action, arising by statute or otherwise, judgments, indemnification agreements, hold harmless agreements, executions, debts, costs, expenses, attorney fees, damages, taxes, liens, notes, securities, stocks, bonds, investments, claims, charges and losses, of any kind, nature and character, now existing, known or unknown, or later becoming known, accrued or later accruing, resulting directly or indirectly, proximately or remotely, from any and all of the matters and things arising prior to the date this Settlement Agreement is executed. The Parties acknowledge a full compromise and settlement, and complete satisfaction thereof. The Parties acknowledge that they may later discover facts different from or in addition to those they now know or believe to be true with respect to the claims, demands, causes of action, obligations, damages, and liabilities of any nature that are the subject of this Settlement Agreement and release. The Parties expressly agree that this Settlement Agreement, and the release recited, shall be and remain effective in all respects regardless of such additional or different facts.

          2.4  Civil  Code  Section  1542  Waiver
               ----------------------------------

               It is further understood and agreed that Plaintiffs and Defendants specifically and expressly waive any and all rights under Civil Code section 1542, or any analogous (in whole or in part) federal, state or municipal law, rule, regulation or ordinance. Section 1542 provides as follows:

               [Certain Claims Not Affected By General Release]
               ------------------------------------------------

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the Release, which if known by him, must have materially effected his settlement with the debtor."

          2.5  No  Admission  of  Liability
               ----------------------------

               This Settlement Agreement is entered into by the Parties solely for the purpose of compromising and settling the Litigation and all matters in dispute or potentially in dispute between them. It does not constitute, nor shall it be construed to constitute, an admission by any of the Parties of the truth or validity of the claims and/or defenses asserted or which may have been asserted by one against the other.

          2.6  Attorney's  Fees  and  Costs
               ----------------------------

               The Parties agree that each will bear their own costs and attorneys' fees incurred in connection with all matters resolved by this Settlement Agreement except as provided in Section 3.

     3.   Remedies  in  the  Event  of  a  Breach
          ---------------------------------------

          In the event of a breach of this Settlement Agreement, all legal and equitable remedies may be employed to enforce the terms including, but not limited to, injunctive relief and/or filing of the Stipulation. The Parties further agree that other than with regard to the filing of the Stipulation and entry of a judgment thereon, any dispute arising out of this Settlement Agreement, including its interpretation and enforcement, shall be resolved through binding arbitration before the American Arbitration Association venued in Orange County, California. In the event of a breach or violation of this Settlement Agreement, the prevailing party will be entitled to recover from the losing party the prevailing party's reasonable attorney's fees and costs.

     4.   Successors
          ----------

          This Settlement Agreement is binding upon and shall inure to the benefit of the Parties and each party's respective successors, assigns, privies in interest, heirs, spouses, principals, agents and personal representatives.

     5.   Interpretation
          --------------

          The Parties acknowledge and agree that they have been given the opportunity to independently review this Settlement Agreement with legal counsel prior to acceptance and agreement to the particular language and provisions. In the event of an ambiguity in, or dispute regarding the interpretation of same, the interpretation of this Settlement Agreement shall not be resolved by any rule of interpretation providing for interpretation against the party who causes the uncertainty to exist or against the drafter.

     6.   Entire  Agreement
          -----------------

          This Settlement Agreement contains the sole and entire agreement and understanding of the Parties with respect to the entire subject matter, and any and all prior discussions, negotiations, commitments and understandings related hereto are merged herein. No representations, oral or otherwise, express or implied other than those contained in this Agreement have been made by any party. No other agreements not specifically referred to herein, oral or otherwise, shall be deemed to exist or to bind any of the Parties.

     7.   Terms  Mutually  Independent
          ----------------------------

          Each provision of this Settlement Agreement is independent of each other provision, except that this Settlement Agreement shall only be effective upon full performance as to the recited consideration.

     8.   Waiver,  Modification  and  Amendment
          -------------------------------------

          No provisions of this Settlement Agreement may be waived unless in writing and signed by all Parties. Waiver of any one provision shall not be deemed to be a waiver of any other provision. This Settlement Agreement may be modified or amended only by a later writing signed by all of the Parties.

     9.   Related  Documents
          ------------------

          The Parties (and each of them) authorize, entrust and direct their attorneys of record (if applicable) to execute all documents necessary and to take all actions necessary to accomplish and carry out the terms of this Settlement Agreement, and the Parties agree to execute all documents reasonably required in order to effectuate the terms of this Settlement Agreement.

     10.  Construction  and  Jurisdiction
          -------------------------------

          This Settlement Agreement and the Stipulated Judgment shall be construed in accordance with the laws of the State of California. Any legal proceeding to enforce this Settlement Agreement and for filing of the Stipulation and entry of the Stipulated Judgment in the event of any uncured breach of this Settlement Agreement, shall be brought in Orange County, California.

     11.  Titles  and  Captions
          ---------------------

          Paragraph titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Settlement Agreement or the intent of any provision.

     12.  Counterpart  Signature  Pages
          -----------------------------

          This Settlement Agreement may be executed by the parties (and signed off on as having been reviewed and approved as to form by counsel of record) through counterpart signature pages (and not as part of one document bearing all signatures consecutively), all of which, when together, shall constitute satisfaction of the signature requirements. Facsimile signature pages shall also be acceptable as if they were signed originals.

     13.  Notices
          -------

          All notices required under this Settlement Agreement and the Stipulated Judgment shall be deemed effective if served by telecopier or, in the option of the sender, by Federal Express or other overnight delivery system, and shall be forwarded to the Parties as follows:

          A. If to Plaintiffs Pacific Industrial Partners, Neal, Milstein and Hager, to them at 1100 Quail Street, Suite 207, Newport Beach, California 92660, Facsimile No.
               (949) 253-7923, and if to Plaintiffs BHIS and Davidov, to 350 South Beverly Drive, Suite 170, Beverly Hills, California 90212, Facsimile No. (310) 553-4322, with a copy to Peter M. Stone, Esq., Paul, Hastings, Janofsky & Walker, LLP, 695 Town Center Drive, 17th Floor, Costa Mesa, California 92626-1924, Facsimile No. (714) 979-1921.

          B. If to Defendants WWN, Tortorice, Rotert, Bream and Shen, to Mr. Jerry Collazo, President and Acting Chief Executive Officer, Worldwide Wireless Networks, Inc., 770 The City Drive South, Suite 3400, Orange, California 92868, Facsimile No. (714) 937-6310, with a copy to Robert J. Feldhake, Esq., Feldhake, August & Roquemore LLP, 19900 MacArthur Blvd., Suite 850, Irvine, California 92612, Facsimile No. (949) 553-5098.

          C. If to Defendant Clayton, to Daniel Jackson, Esq., 525 South 300 East, Salt Lake City, Utah 84111, Facsimile No. (801) 364-5645.

Should addresses, facsimile numbers of other identified information change, notice shall be given in accordance with this provision.

     14.  Authority
          ---------

          The undersigned individuals and/or entities execute this Settlement Agreement on behalf of their respective parties, and represent and warrant that said individual and/or entities are authorized to enter into and execute this Settlement Agreement on behalf of such Parties, that the appropriate corporate resolutions or other consents have been passed and/or obtained (if necessary), and that this Settlement Agreement shall be binding on the party on whose benefit they are executing this Settlement Agreement.

                                        PACIFIC  INDUSTRIAL  PARTNERS


Dated     :  April  19,  2001           By:               /s/
                                           ------------------------------------

                                        Title:   C.F.O.
                                              ---------------------------------


Dated     :  April  18,  2001           By:               /s/
                                           ------------------------------------

                                        Title:  Executive Vice President
                                              ---------------------------------



                                        BHIS,  INC.



Dated     :  April  17,  2001           By:               /s/
                                           ------------------------------------

                                        Title:  President
                                              ---------------------------------

Dated     :  April  17,  2001           By:               /s/
                                           ------------------------------------

                                        Title:  Secretary
                                              ---------------------------------


Dated     :  April  18,  2001           By:               /s/
                                           ------------------------------------
                                           Robert  Neal,  an  individual


Dated     :  April  19,  2001           By:               /s/
                                           ------------------------------------
                                           Adam  Milstein,  an  individual


Dated     :  April  20,  2001           By:               /s/
                                           ------------------------------------
                                           David  Hager,  an  individual


Dated     :  April  17,  2001           By:               /s/
                                           ------------------------------------
                                           Allan  Davidov,  an  individual



                                        WORLDWIDE  WIRELESS  NETWORKS,  INC.



Dated     :  April  17,  2001           By:               /s/
                                           ------------------------------------

                                        Title:  Jerry Collazo, President
                                              ---------------------------------


Dated     :  April  17,  2001           By:               /s/
                                           ------------------------------------

                                        Title:  Steve Button, Controller
                                              ---------------------------------



Dated     :  April  18,  2001           By:               /s/
                                           ------------------------------------
                                           Jack  Tortorice,  an  individual


Dated     :  April  18,  2001           By:               /s/
                                           ------------------------------------
                                           Thomas  J.  Rotert,  an  individual

Dated     :  April  18,  2001           By:               /s/
                                           ------------------------------------
                                           Charles "Cliff" Bream, an individual



Dated     :  April  18,  2001           By:               /s/
                                           ------------------------------------
                                           Dennis  Shen,  an  individual



Dated     :  April  19,  2001           By:               /s/
                                           ------------------------------------
                                           John  Clayton,  an  individual


REVIEWED  AND  APPROVED  AS  TO  FORM:
-------------------------------------


                                        PAUL, HASTINGS, JANOFSKY & WALKER LLP



Dated     :  April  23,  2001           By:               /s/
                                           ------------------------------------
                                           Peter  M.  Stone,  Esq.
                                           Attorney  for   Plaintiffs, Pacific
                                           Industrial Partners,  BHIS,  Inc.,
                                           Robert Neal, Adam Milstein, David
                                           Hager  and  Allan  Davidov



                                        FELDHAKE,  AUGUST  &  ROQUEMORE,  LLP



Dated     :  April  24,  2001           By:               /s/
                                           ------------------------------------
                                           Robert  J.  Feldhake,  Esq.
                                           Attorney  for  Defendants, Worldwide
                                           Wireless  Networks,  Inc.,  Jack
                                           Tortorice, Thomas J. Rotert, Charles
                                           "Cliff" Bream, and  Dennis  Shen

                                        DANIEL  JACKSON,  ESQ.



Dated     :  April  19,  2001           By:               /s/
                                           ------------------------------------
                                           Daniel  Jackson,  Esq.
                                           Attorney for Defendant, John Clayton

                                    EXHIBIT A
                                    ---------


                                 PROMISSORY NOTE
                                 ---------------


$45,000.00                      Irvine,  California               April 17, 2001


For value received and acknowledged, as recited in this document, Worldwide Wireless Networks, Inc. (the "Maker"), promises to pay to Pacific Industrial Partners, a California limited liability company organized and existing under the laws of the State of California, and BHIS, Inc., a California corporation, or their designee(s)(the "Holder"), care of Peter M. Stone, Esq., Paul, Hastings, Janofsky & Walker, LLP, at 695 Town Center Drive, 17th Floor, Costa Mesa, California, or at such other place as the Holder may designate, the principal sum of Forty-Five Thousand and No/100ths Dollars ($45,000.00) with simple interest from this date forward on the unpaid principal at the rate of eight percent (8%) per annum (the "Note"). Payment of the principal sum plus all accrued interest shall be due nine (9) months after the date of this Note, or on or before January 17, 2002.

Maker, on pre-paying to Holder or its designee the sum of Thirty-Five Thousand and No/100ths Dollars ($35,000.00) and then accrued interest on such principal sum within six (6) months of the execution of this Note, or on or before October 17, 2001, shall be deemed to have paid Holder in full for all obligations under this Note. Holder covenants and agrees to reduce the principal obligation of the Note from $45,000.00 to $35,000.00 if paid within six (6) months of execution, or on or before October 17, 2001, and to waive all accrued but unpaid interest on the $10,000.00 of principal so reduced, but shall not waive any accrued but unpaid interest on the $35,000.00 of principal so prepaid, as well as the remaining principal balance. Said prepayment shall also be deemed to satisfy in full Maker's obligations pursuant to Section 2.1.b of the Settlement Agreement, to which agreement this Note is appended and incorporated as Exhibit "A".

This Note is intended to satisfy Maker's obligations pursuant to Section 2.1.b of the Settlement Agreement and Mutual and General Release ("Settlement Agreement") dated April 17, 2001. Maker, in executing this Note, acknowledges the sum recited as being reasonable, due and owing by Maker to Holder pursuant to the provisions of the Settlement Agreement. In further part, Maker waives and relinquishes any defenses to payment of this Note, in whole or in part, or any offsets against collection or recovery by Holder of any and all sums due under this Note.

                                                             Initials:  /s/
                                                                       ---------

                                                                Dated:  4/23/01
                                                                       ---------

                                    EXHIBIT A

All or any part of the principal or interest of this Note may be prepaid by Maker at any time and from time to time without premium or penalty. Each payment shall first be credited against accrued and unpaid interest and the remainder of any such payment shall then be credited against the unpaid principal amount hereof; and interest shall thereupon cease upon the principal so credited. Principal and interest shall be paid in lawful money of the United States. At the option of the Holder, the whole sum of principal and interest shall become immediately due and payable in the event that the Maker is not current on its debts and obligations to Holder or is otherwise in breach of any terms of this Note.

                                                             Initials:  /s/
                                                                       ---------

                                                                Dated:  4/23/01
                                                                       ---------

                                    EXHIBIT A

If this Note is not paid when due, the Maker agrees to pay all costs of collection thereof, including reasonable attorney's fees, costs and expenses, whether or not a suit or an action is commenced to enforce payment of this Note. Maker hereby waives presentment, notice of dishonor and protest.

This Note is made in California and shall be governed by and construed in accordance with the internal laws of the State of California applicable to the enforcement and operation of such instruments in this State, without giving effect to principles of conflicts of law applied thereby. Holder and Maker agree that should a dispute arise in regard to this Note, it shall be adjudicated through binding arbitration before the American Arbitration Association in Orange County, State of California. In the event arbitration or litigation is instituted between the Maker and Holder in connection with any controversy or dispute arising from, under or related to this Note, the judgment therein shall include a reasonable sum to be paid to the prevailing party for and on account of attorneys' fees and costs incurred in such litigation, and shall provide for post-judgment attorneys' fees incurred in such litigation and/or in collecting the judgment. The provisions of this Agreement are severable, and if any one or more provisions is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, by any court of competent jurisdiction, then the remaining provisions of this Agreement and any partially unenforceable provisions to the extent enforceable in the pertinent jurisdiction, shall continue in full force and effect and shall be binding and enforceable on the parties.

The undersigned hereby represents and warrants to the Holder that he is the authorized signatory of the Maker, with full power and authority to enter into and execute this Note for and on behalf of the Maker, which instrument, once so executed and delivered to Holder shall be the legal obligation of Maker, enforceable against it by any Court of competent jurisdiction in accordance with its terms.


                                         WORLDWIDE WIRELESS  NETWORKS,  INC.

Dated  :  April  23,  2001               By:         /s/
                                            ------------------------------------

                                         Its:  Jerry Collazo, President
                                             -----------------------------------

     State  of  California        )
                                  )  ss:
     County  of  Orange           )

     On  April 23, 2001, before me, Anthony W. Nowak Przygodzki, a Notary Public
               --                   ---------------------------
in  and  for  said  State,  personally appeared Jerry Collazo, (known to me) (or
                                                -------------
proved to me on the basis of satisfactory evidence) to be the persons whose names subscribed to the within instrument and acknowledged that executed the same.

                                                             Initials:  /s/
                                                                       ---------

                                                                Dated:  4/23/01
                                                                       ---------

                                    EXHIBIT A

Witness  my  hand  and  official  seal.

                                                  /s/
                                           ------------------------------------
                                                   NOTARY  PUBLIC

     My  commission  expires:  April 22,2002
                              ----------------



                                        WORLDWIDE  WIRELESS  NETWORKS,  INC.


Dated  :  April  23,  2001              By:       /s/
                                           ------------------------------------

                                        Its:  Dennis Shen, Secretary
                                            -----------------------------------

     State  of  California        )
                                  )  ss:
     County  of  Orange           )

     On  April 23, 2001, before me, Anthony W. Nowak Przygodzki, a Notary Public
               --                   ---------------------------
in  and  for  said  State,  personally appeared  Dennis  Shen, (known to me) (or
                                                -------------

proved to me on the basis of satisfactory evidence) to be the persons whose names subscribed to the within instrument and acknowledged that executed the same.

     Witness  my  hand  and  official  seal.

                                                  /s/
                                           ------------------------------------
                                                   NOTARY  PUBLIC

     My  commission  expires:  April 22,2002
                              ----------------

                                                             Initials:  /s/
                                                                       ---------

                                                                Dated:  4/23/01
                                                                       ---------

                                    EXHIBIT A

APPROVED  AND  AGREED  TO  BY  THE  HOLDER:
------------------------------------------


                                        PACIFIC  INDUSTRIAL  PARTNERS,
                                        a California Limited Liability Company


Dated  :  April  ___,  2001             By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------

     State  of  California        )
                                  )  ss:
     County  of  Orange           )

     On  ______________,  2001,  before me, __________________________, a Notary
Public in and for said State, personally appeared ___________________________, (known to me) (or proved to me on the basis of satisfactory evidence) to be the persons whose names subscribed to the within instrument and acknowledged that executed the same.

     Witness  my  hand  and  official  seal.


                                           ------------------------------------
                                                   NOTARY  PUBLIC

     My  commission  expires:  ______________________



                                        PACIFIC  INDUSTRIAL  PARTNERS,
                                        a  California Limited Liability Company


Dated  :  April  ___,  2001             By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                                             Initials:  /s/
                                                                       ---------

                                                                Dated:  4/23/01
                                                                       ---------

                                    EXHIBIT A

     State  of  California        )
                                  )  ss:
     County  of  Orange           )

     On  ______________,  2001,  before me, __________________________, a Notary
Public in and for said State, personally appeared ___________________________, (known to me) (or proved to me on the basis of satisfactory evidence) to be the persons whose names subscribed to the within instrument and acknowledged that executed the same.

Witness  my  hand  and  official  seal.


                                           ------------------------------------
                                                   NOTARY  PUBLIC

     My  commission  expires:  ______________________


                                        BHIS,  INC.,  a  California  Corporation


Dated     :  April  ___,  2001          By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

     State  of  California        )
                                  )  ss:
     County  of  Orange           )

     On  ______________,  2001,  before me, __________________________, a Notary
Public in and for said State, personally appeared ___________________________, (known to me) (or proved to me on the basis of satisfactory evidence) to be the persons whose names subscribed to the within instrument and acknowledged that executed the same.

     Witness  my  hand  and  official  seal.


                                           ------------------------------------
                                                   NOTARY  PUBLIC

     My  commission  expires:  ______________________

                                                             Initials:  /s/
                                                                       ---------

                                                                Dated:  4/23/01
                                                                       ---------

                                    EXHIBIT A

                                        BHIS,  INC.,  a  California  Corporation


Dated  :  April  ___,  2001             By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------

     State  of  California        )
                                  )  ss:
     County  of  Orange           )

     On  ______________,  2001,  before me, __________________________, a Notary
Public in and for said State, personally appeared ___________________________, (known to me) (or proved to me on the basis of satisfactory evidence) to be the persons whose names subscribed to the within instrument and acknowledged that executed the same.

     Witness my hand and official seal.


                                           ------------------------------------
                                                   NOTARY  PUBLIC

     My  commission  expires:  ______________________


                                      -7-
                                                             Initials:  /s/
                                                                       ---------

                                                                Dated:  4/23/01
                                                                       ---------

                                    EXHIBIT A

                                    EXHIBIT B
                                    ---------

Robert J. Feldhake, Esq., (State Bar No. 107380)
Dimitri P. Gross, Esq., (State Bar No. 174347)
FELDHAKE, AUGUST & ROQUEMORE LLP
Newport Gateway - Tower 2
19900 MacArthur Boulevard, Suite 850
Irvine, California 92612
Telephone No. (949) 553-5000
Facsimile No. (949) 553-5098

Attorney for Defendants: Worldwide Wireless Networks, Inc.


                    SUPERIOR COURT OF THE STATE OF CALIFORNIA

                FOR THE COUNTY OF ORANGE, CENTRAL JUSTICE CENTER

PACIFIC INDUSTRIAL PARTNERS, a              )  Case No. 00CC08241
California limited liability company; BHIS, )
INC., a California corporation; ROBERT      )  ASSIGNED FOR ALL PURPOSES TO THE
NEAL, an individual; ADAM MILSTEIN,         )  HONORABLE BARBARA TAM NOMOTO
an individual; DAVID HAGER, an              )  SCHUMANN, DEPARTMENT C03
individual; and ALLAN DAVIDOV, an           )  _________________________________
individual,                                 )
                                            )  STIPULATION FOR ENTRY OF JUDGMENT
                       Plaintiffs,          )
                                            )
          vs.                               )
                                            )
WORLDWIDE WIRELESS NETWORKS,                )
INC., a Nevada corporation, doing business  )
as GLOBAL PACIFIC INTERNET,                 )
formerly doing business as PACIFIC LINK     )
INTERNET, INC.; JACK TORTORICE, an          )
individual; THOMAS J. ROTERT, an            )
individual; CHARLES "CLIFF" BREAM,          )
an individual; DENNIS SHEN, an              )
individual; JOHN CLAYTON, an                )
individual doing business as Mutual         )
Ventures, doing business as Principal       )
Holdings; and DOES 1-50, inclusive,         )
                                            )
                       Defendants           )
___________________________________________ )

 ______________________________________________________________________________
                        Stipulation for Entry of Judgment

                                   EXHIBIT "B"

     IT IS HEREBY STIPULATED by and between the Plaintiffs, Pacific Industrial Partners, BHIS, Inc., Robert Neal, Adam Milstein, David Hager and Allan Davidov ("Plaintiffs"), and the Defendants, Worldwide Wireless Networks, Inc., Jack Tortorice, Thomas J. Rotert, Charles "Cliff" Bream and Dennis Shen ("Defendants") (jointly, the "Parties"), that Judgment ("Stipulated Judgment") be entered in favor of Plaintiffs and against Defendants in the amount of $45,000.00 as follows:

     1. On or about October 11, 2000, Plaintiffs filed the present Complaint against Defendants for breach of contract, breach of the implied covenant of good faith and fair dealing, promissory estoppel, intentional interference with existing contract, negligent interference with existing contract and negligent misrepresentation. Defendants have timely filed an Answer to the Complaint and denied liability on the claims recited.

     2. Plaintiffs and Defendants have settled and resolved their disputes. As part of the settlement, Defendants stipulate to a Judgment against them and agree to pay Plaintiffs the total sum of $45,000.00, or such lesser sum as may be deemed owing pursuant to Section 2.1.b of the Settlement Agreement and Mutual and General Release ("Settlement Agreement").

     3. Upon Ex Parte Application by Plaintiffs supported by a Declaration of Counsel reciting the default by Defendant Worldwide Wireless Networks, Inc. ("Defendant WWN") on a Promissory Note provided pursuant to Section 2.1.b of the Settlement Agreement, notice is given of such default and the failure of Defendant WWN to timely cure, Plaintiff shall be entitled to immediate entry and enforcement of the Judgment provided for by this Stipulation, including issuance of the requisite enforcement documents by the Court. Plaintiffs shall also be entitled to reasonable attorney's fees and costs for any and all efforts


                                        2
______________________________________________________________________________
                        Stipulation for Entry of Judgment

                                   EXHIBIT "B"

undertaken to file this Stipulation, to obtain a Judgment, and to enforce the appended Judgment (up to and including the date the Judgment is fully satisfied). Defendants hereby waive any and all defenses that they have or purport to have, or may have as to the filing, entry and enforcement of the Judgment. Defendants covenant to provide Plaintiffs at all times with a current address and telephone number where Plaintiffs' intention to enforce the Judgment may be given. If notice is given to the last provided address of Defendants, but is in fact not the current address, the Parties deem such notice to have in fact been given in compliance with this Stipulation.

     4. The Parties agree that this Stipulation is binding upon and shall inure to the benefit of the Parties and each party's respective successors, assigns, heirs, privies and personal representatives.

     5. The Parties acknowledge and agree that they have been given the opportunity to independently review this Stipulation with legal counsel and/or had the requisite experience and sophistication to understand, interpret, and agree to the language and provisions. In the event of an ambiguity in, or dispute regarding the interpretation of same, the interpretation of this Stipulation shall not be resolved by any rule of interpretation providing for interpretation against the party who causes the uncertainty to exist.


                                        3
 _____________________________________________________________________________
                        Stipulation for Entry of Judgment

                                   EXHIBIT "B"

                                        PACIFIC  INDUSTRIAL  PARTNERS


Dated  :  April  ___,  2001             By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------



Dated  :  April  ___,  2001             By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------



                                        BHIS,  INC.


Dated  :  April  ___,  2001             By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------



Dated  :  April  ___,  2001             By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------



Dated  :  April  ___,  2001             By:
                                           ------------------------------------
                                           Robert  Neal,  an  individual


                                        4
 _____________________________________________________________________________
                        Stipulation for Entry of Judgment

                                   EXHIBIT "B"

Dated  :  April  ___,  2001             By:
                                           ------------------------------------
                                           Adam  Milstein,  an  individual



Dated  :  April  ___,  2001             By:
                                           ------------------------------------
                                           David  Hager,  an  individual


Dated  :  April  ___,  2001             By:
                                           ------------------------------------
                                           Allan  Davidov,  an  individual



                                        WORLDWIDE  WIRELESS  NETWORKS,  INC.



Dated  :  April  17,  2001              By:         /s/
                                           ------------------------------------

                                        Its:  Jerry Collazo, President
                                           ------------------------------------



Dated  :  April  17,  2001              By:         /s/
                                           ------------------------------------

                                        Its:  Steve Button, Controller
                                           ------------------------------------



Dated  :  April  18,  2001              By:         /s/
                                           ------------------------------------
                                           Jack  Tortorice,  an  individual



Dated  :  April  18,  2001              By:         /s/
                                           ------------------------------------
                                          Thomas  J.  Rotert,  an  individual



Dated  :  April  18,  2001              By:         /s/
                                           ------------------------------------
                                           Charles "Cliff" Bream, an  individual


                                        5
 _____________________________________________________________________________
                        Stipulation for Entry of Judgment

                                   EXHIBIT "B"

Dated  :  April  ___,  2001             By:         /s/
                                           ------------------------------------
                                           Dennis  Shen,  an  individual


                                        6
 _____________________________________________________________________________
                        Stipulation for Entry of Judgment

                                   EXHIBIT "B"

                                    EXHIBIT C
                                    ---------

                              WARRANT CERTIFICATE
                              -------------------


April 17, 2001                                                           250,000
--------------------------------------------------------------------------------

                                    Warrants
                                    --------


THE WARRANTS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH WARRANTS MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO WORLDWIDE WIRELESS NETWORKS, INC., SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED PURSUANT TO AN EXEMPTION THEREFROM. NO TRANSFER OF ANY SUCH WARRANT SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

                                  WARRANTS FOR
                            PURCHASE OF COMMON STOCK

THIS CERTIFIES THAT, FOR VALUE RECEIVED, the Holder(s) listed in the attached Schedule A are the owners of the indicated number of warrants specified above
-----------
(the "Warrants") issued by WORLDWIDE WIRELESS NETWORKS, INC., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"). The Warrants represented hereby entitle the Holder(s) to purchase, subject to the terms and conditions set forth in this instrument (the "Warrant Certificate"), two hundred fifty thousand (250,000) shares of validly-issued, fully-paid and non-assessable common stock of the Corporation, having a par value of $0.01 per share (the "Common Stock"). Such purchase may be made at any time, and from time to time, prior to or on the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with a written notice signed by the Holder or Holders, as applicable, stating the number of shares of Common Stock with respect to which such exercise is being made, at the principal corporate address of the Corporation, accompanied by the applicable Purchase Price (as hereinafter defined) for each Warrant exercised in the manner prescribed herein.

SECTION 1. DEFINITIONS.   As  used  herein,  the  following terms shall have the
           -----------
           following meanings, unless the context shall otherwise require:

          (a) "Commission" means the United States Securities and Exchange Commission, or any successor agency thereto.

          (b) "Common Stock" shall mean the common stock of the Corporation, which has the right to participate in the distribution of earnings and assets of the Corporation without limit as to amount or percentage.

          (c) "Corporate Office" shall mean the office of the Corporation at which, at any particular time, its principal business shall be administered, which office is currently located at 770 The City
               Drive,  Suite  3400,  Orange,  CA  92868.

          (d) "Exercise Date" shall mean, as to any Warrant, the date on which the Corporation shall have received both (a) this Warrant Certificate, together with a written notice of exercise in accordance herewith, duly executed by the Holder or Holders, as applicable, and indicating that the Holder(s) is (are) thereby exercising such Warrant, and (b) payment in cash, or by official bank or certified check made payable to the Corporation, of an amount in lawful money of the United States of America equal to the applicable Purchase Price.

          (e) "Expiration Date" shall mean 5:00 P.M. (Pacific Standard Time) on the date which is eleven (11) months from the issue date of this Warrant Certificate. If such date shall be a holiday or a day on which banks are authorized to close in the State of California, then the Expiration Date shall mean 5:00 P.M. (Pacific Standard
               Time) of the next consecutive banking business day in the State of California.

          (f) "Holder", or "Holders" shall mean, as to any Warrant and as of any particular date, the persons listed in Schedule A attached to
                                                          ----------
               this Warrant and in whose name the Warrant Certificate representing such Warrant shall be registered as of that date on the books maintained by the Corporation.

          (g) "Purchase Price" shall mean the purchase price to be paid upon exercise of each Warrant hereunder in accordance with the terms hereof, which price shall be the average trading price of the ninety (90) day period preceding the date of issuance of this Warrant, which is April 17, 2001.

          (h) "Registrable Securities" means any and all securities entitled to be registered for public sale with the Commission pursuant to
               Section  6  of  this  Warrant  Certificate.

          (i) "Registration Statement" shall mean the Form SB-2 (#333-57108), as amended and currently under review by the Securities and Exchange Commission.

          (j) "Securities Act" shall mean the Securities Act of 1933, and any amendments or modifications, or successor legislation, thereto adopted, and all regulations, rules or other laws enacted thereunder.


                                      -2-
                                  EXHIBIT "C"

          (k) "Warrants" shall mean the warrants represented by this Warrant Certificate.

          (l) "Warrant Certificate" shall mean any certificate (including this certificate) representing Warrants.

SECTION  2.  EXERCISE  OF  WARRANTS.
             ----------------------

     (a) Each Warrant evidenced hereby may be exercised by the Holder(s) at any time on the Exercise Date, upon the terms and subject to the conditions set forth herein. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the person(s) entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the Holder(s) of those securities upon the exercise of the Warrant as of the close of business on the Exercise Date. Promptly following, and in any event within ten
               (10) business days after the date on which the Corporation first receives clearance of all funds received in payment of the Purchase Price pursuant to this Warrant Certificate, the Corporation shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the securities deliverable upon such exercise (plus a Warrant Certificate for any remaining issued but unexercised Warrants of the Holders). The obligation to deliver such certificates shall arise only upon completion of registration requirements as set forth in Section 6 and at such time as the Corporation may lawfully do so.

     (b) Upon the exercise of the Warrants represented hereby, if the Corporation so requests, the Holder(s) shall certify to the Corporation that they are not exercising such Warrants with a view to distribute the Common Stock received pursuant to such exercise in violation of any state or federal securities law or regulation including, without limitation, the Securities Act.

SECTION  3.  RESERVATION  OF  SHARES;  LISTING;  PAYMENT  OF  TAXES;  ETC.
             ------------------------------------------------------------

          (a) The Corporation covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the valid exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Corporation covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully-paid, non-assessable and free from all taxes, liens and charges with respect to the issuance thereof (other than those which the Corporation shall promptly pay or discharge).


                                      -3-
                                  EXHIBIT "C"

          (b) The Corporation shall not be obligated to deliver any securities pursuant to the exercise of the Warrants represented hereby unless and until the Registration Statement with respect to such securities is effective, or an exemption from such registration is available to the Corporation at the time of such exercise. The Corporation covenants that if any securities to be reserved for the purpose of exercise of Warrants hereunder require registration with, or approval of, any governmental authority under any federal or state securities law before such securities may be validly issued or delivered upon such exercise, then the Corporation will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval. However, in the event that this Warrant Certificate represents Warrants which have been transferred by an initial holder thereof, the Warrants represented hereby may not be exercised by, nor shares of Common Stock issued to, the Holders hereof in any state in which such exercise and issuance would be unlawful.

          (c) The Corporation shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrants, or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Holders hereof, then no such delivery shall be made unless the person requesting the same has paid to the Corporation the amount of transfer taxes or charges incident thereto, if any.

SECTION  4.  LOSS  OR  MUTILATION.  Upon  receipt by the Corporation of evidence
             ------------------
             satisfactory to it of the ownership of, and loss, theft, destruction or mutilation of, this Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to the Corporation, and (in the case of mutilation) upon surrender and cancellation thereof, the Corporation shall execute and deliver to the Holder(s) in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Each Holder requesting a substitute Warrant Certificate due to loss, theft or destruction shall, prior to receiving such substitute certificate, provide an Affidavit to the Corporation in the form prescribed thereby and signed by such Holder. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Corporation may prescribe.

SECTION  5.  RESTRICTIVE  LEGEND.  Except  as otherwise provided in this Section
             ------------------
             5, each certificate for Common Stock initially issued upon the exercise of any Warrant, and each certificate for Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:


                                      -4-
                                  EXHIBIT "C"

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO WORLDWIDE WIRELESS NETWORKS, INC., SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. NO TRANSFER OF ANY SUCH SHARE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED."

     (a) Except as otherwise provided in this Section 5, each Warrant Certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "THE WARRANTS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH WARRANTS MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO WORLDWIDE WIRELESS NETWORKS, INC., SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. NO TRANSFER OF ANY SUCH WARRANT SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED."


                                      -5-
                                  EXHIBIT "C"

     (b) The legend requirements of Sections 5 above shall terminate as to any particular Warrant or share of Common Stock: (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant to any registration statement made effective by the Commission; or (ii) when the Corporation shall have received an opinion of counsel reasonably satisfactory to it that such shares may be sold to the public without registration thereof under the Securities Act. Whenever the legend requirements imposed by this Section 5 shall terminate as to any share of Common Stock purchased pursuant to a Warrant represented hereby, and provided that the Corporation may then lawfully do so, the Holder(s) hereof shall be entitled to receive from the Corporation, at the Corporation's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in this Section 5.

SECTION 6. REGISTRATION  RIGHTS.
           --------------------

     (a) The Corporation shall, as quickly as practicable, amend its Registration Statement to effect the registration and sale of Registrable Securities for the account of the Holder.



                                      -6-
                                  EXHIBIT "C"

     (b)  The  Corporation  shall:

               (1) furnish to each Holder of Registrable Securities copies of the filed Registration Statement and each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement(s) (including each preliminary prospectus) and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

               (2) use its best efforts to register or qualify such Registrable Securities under such other securities or "Blue Sky Laws" of such jurisdictions as all Holders, collectively, may reasonably request, and do any and all other acts and things which are customarily taken by registrants in similar situations and which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable
                    Securities owned by such seller; provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), and/or
                    (ii) subject itself to taxation in any such jurisdiction; and provided, further, that the Corporation shall only be obligated to pay expenses in connection with qualifying such Registrable Securities in no more than five (5) jurisdictions but shall undertake to register the Registrable Securities in such additional jurisdictions as may be reasonably requested by any Holder, so long as such Holder shall pay for the expenses of registration in such additional jurisdictions, including, without limitation, the fees and expenses of the Corporation's legal counsel incurred in connection with any such additional registrations.

               (3) use its reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities; and

               (4) promptly and fully respond to any inquiry by or on behalf of each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act, concerning the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (including a business combination or contemplated business combination as a result of which the information contained in such prospectus is required to be amended), and the Corporation will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.


                                      -7-
                                  EXHIBIT "C"

          (c) The Corporation may require each Holder of Registrable Securities as to which the registration is being effected to furnish to the Corporation such information regarding such Holder, and/or the proposed method of distribution of such Registrable Securities as the Corporation may from time to time reasonably request in writing.

          (d) The Holders agree to indemnify and hold harmless the Corporation, and each of its directors and officers who shall sign the Registration Statement, and any person who controls the Corporation within the meaning of the Securities Act, with respect to any untrue statement or omission of a material fact from such Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission of a material fact was made in reliance upon and in conformity with written information furnished to the Corporation by such Holder or underwriter specifically for use in the preparation of the Registration Statement, final prospectus, or amendment or supplement.

          (d) Each Holder of Registrable Securities that desires to sell and distribute such Registrable Securities over a period of time, or from time to time, at then prevailing market prices, shall execute and deliver to the Corporation such written undertakings as the Corporation and its counsel may reasonably require in order to assure full compliance with the relevant provisions of the Act including, without limitation, Regulation M promulgated thereunder.

          (e) Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 6(b)(4) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(b)(4) hereof, and, if so directed by the Corporation, such Holder will deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Corporation shall give any such notice, the Corporation shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Warrant Certificate by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(b)(4) hereof to and including the date when each seller of Registrable Securities covered by the Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 6(b)(4) hereof.


                                      -8-
                                  EXHIBIT "C"

          (f) After all or any portion of the Registrable Securities have been registered pursuant to the Registration Statement that is declared effective by the Commission, each selling Holder agrees that it shall effect, or cause to be effected, in respect of all shares of the Corporation registered for sale hereunder, and all other shares of the Corporation owned of record or beneficially by such Holder, sales of the Corporation's stock in the public market within the following limitations only: (i) no more than 15,000 registered shares shall be sold during any given trading day; and (ii) no more than 60,000 registered shares shall be sold during any given trading week.

          (g) Except as otherwise expressly provided herein, all expenses incident to the Corporation's performance of or compliance with this Warrant Certificate, including without limitation all registration and filing fees, fees and expenses of compliance with securities or "Blue Sky Laws" (including reasonable fees and disbursements of counsel in connection with "Blue Sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), to the extent the securities are listed, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Corporation are then listed, and fees and disbursements of counsel for the Corporation and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance), securities acts liability insurance (if the Corporation elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Corporation in connection with such registration and fees and expenses of other Persons retained by the Corporation (all such expenses being herein called
               "Registration Expenses"), will be borne by the Corporation. Nothing contained in this Warrant Certificate shall be deemed to require the Corporation to cause the Registrable Securities to be rated by any rating agency or listed on any securities exchange.

SECTION  7.    RIGHTS  OF  ACTION.  All  rights  of  action with respect to the
               ------------------
               Warrants are vested in the Holder(s) of the Warrants, and any such Holder may, without the consent of the Holder of any other Warrant, in such Holder's own behalf and for such Holder's own benefit, enforce against the Corporation such Holder's right to exercise the Warrants for the purchase of shares of Common Stock in the manner provided in this Warrant Certificate.


                                      -9-
                                  EXHIBIT "C"

SECTION 8.     AGREEMENT OF WARRANT HOLDERS.  Every Holder of a Warrant, by such
               ----------------------------
               Holder's acceptance thereof, consents and agrees with the Corporation and every other Holder of a Warrant that:

(a) the Warrants may not be transferred except with the written consent of the Corporation, and upon presentation to the Corporation, if requested, of an opinion of counsel to the transferring Holder (at such Holder's expense) that any such proposed transfer will not be in violation of any applicable federal or state securities law or regulation, and on the registry books of the Corporation by each Holder thereof in person or by such Holder's attorney duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the Corporate Office of the Corporation, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Corporation in its sole discretion, together with payment of any applicable transfer taxes; and

     (b) the Corporation may deem and treat the person in whose name the Warrant Certificate is registered as the holder, and as the absolute, true and lawful owner, of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in
          Section  8(a)  hereof.

SECTION 9. MODIFICATION OF WARRANTS. This Warrant Certificate may be modified,
           ------------------------
          supplemented or altered in any respect only with the consent in writing of the Corporation and Holders of Warrants representing not less than 51% of the Warrants then outstanding; provided, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the acceleration of the Exercise Date, shall be made without the consent in writing of the Holders of the Warrant Certificate representing such Warrant, other than such changes as are specifically prescribed by this Warrant Certificate as originally executed or are made in compliance with applicable law.


                                      -10-
                                  EXHIBIT "C"

SECTION  10.  NOTICES.  All notices, requests, consents and other communications
              -------
          hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to the Holder of a Warrant Certificate, at the address of such holder as shown on Schedule A attached hereto;
                                                     ----------
          if to the Corporation, at 770 The City Drive, Suite 3400, Orange, CA 92868, Attention: Mr. Jerry Collazo, or at such other address as may have been furnished to the Holders in writing by the Corporation (together with a copy, which shall not constitute notice, sent to Feldhake, August & Roquemore LLP, 19900 MacArthur Blvd., Suite 850, Irvine, CA 92626, Attn: Kenneth S. August, Esq.).


                                      -11-
                                  EXHIBIT "C"

SECTION  11.  GOVERNING LAW.  This Warrant shall be governed by and construed in
              -------------
          accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Warrant, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action

SECTION  12.  ENTIRE  AGREEMENT.  This Warrant contains the entire understanding
              -----------------
          between the parties relating to the subject matter and merges all prior discussions, negotiations and agreements, if any between them. Neither of the parties to this agreement shall be bound by an y representations, warranties, covenants, or other understandings relating to the subject matter, other than as expressly provided or referred to herein.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized, as of the date set forth below.


WORLDWIDE  WIRELESS
NETWORKS,  INC.                                ATTEST:


BY:      /s/                                      /s/
     ---------------------------               ---------------------------
     Jerry  Collazo                            Dennis Shen
     ---------------------------               ---------------------------
     President                                 Secretary



Date:   4/20/01
     -------------


                                      -12-
                                  EXHIBIT "C"

                                   SCHEDULE A

                                LIST OF HOLDERS
                                ---------------


Name of Holder                                      Number of Warrants
--------------                                      ------------------

Pacific Industrial Partners, LLC                         125,000
Address:


Uri Halfon                                                20,875
Address:



Mike Davidov                                              20,875
Address:


Uri Zahavi                                                20,875
Address:

Misuma Investment, LLC                                    52,375
Address:


Gil Priel                                                 10,000
Address:



                                      -13
                                  EXHIBIT "C"